UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2003


                            ASANTE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

           Delaware                       0-22632              77-0200286
           --------                       -------              ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

                        --------------------------------

                                  821 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                        --------------------------------

       Registrant's telephone number, including area code: (408) 435-8401

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Matters.

On September 13, 2003, Asante Technologies, Inc. ("Asante") terminated its Agreement and Plan of Merger with Oblique, Inc. dated as of June 13, 2003 (the "Oblique Merger Agreement").

Also on September 13, 2003, Asante entered into a letter of intent with Acorn Campus ("Acorn") (the "Letter of Intent"), providing for the merger of Asante with and into Acorn, with Acorn being the surviving corporation (the "Proposed Merger"). The Proposed Merger will be conditioned upon, among other things, execution of a definitive merger agreement, approval by holders of Asante capital stock and delivery of a fairness opinion from Asante's financial advisor. The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter of Intent, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 17, 2003, Asante issued a press release,  which is filed as Exhibit
99.2 hereto and incorporated herein by reference, announcing the termination of the Oblique Merger Agreement and the execution of the Letter of Intent with Acorn.

In connection with the Proposed Merger, Asante will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF Asante ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and other security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Asante Technologies, Inc., 821 Fox Lane, San Jose, California 95131 (Telephone:
408-435-8401 Ext.388). In addition, documents filed with the SEC by Asante will be available free of charge at the SEC's web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Asante in connection with the transaction, and their interest in the solicitation, will be set forth in a proxy statement that will be filed by Asante with the SEC.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.         Description
-----------         -----------

  99.1 Letter of Intent, dated as of September 13, 2003, by and between Asante Technologies, Inc. and Acorn Campus.

  99.2              Press release dated September 16, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASANTE TECHNOLOGIES, INC.


Date:  September 16,  2003              By:   _________________________
                                              Anthony Contos
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  99.1 Letter of Intent, dated as of September 13, 2003, by and between Asante Technologies, Inc. and Acorn Campus.

  99.2              Press release dated September 16, 2003.